SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 9, 2007

(Date of earliest event reported)

NAVTECH, INC.

(Exact name of Registrant as specified in charter)

Registrant, State of Incorporation,
Commission	Address of Principal Executive Offices	I.R.S. employer
File Number	and Telephone Number	Identification Number
0-15362	Navtech Systems Support, Inc.	11-2883366
295 Hagey Blvd, Suite 200, Waterloo, ON, Canada
N2L 6R5
(519) 747-1170

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The registrant is reporting that it issued a press release on October 9, 2007, copy attached, responding to a tender offer for all of registrant’s common stock.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit 99.1     Press release issued on October 9, 2007

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the registrant has duly caused  this  report to be  signed  on its  behalf by the undersigned hereunto duly authorized.

NAVTECH, INC.
Dated: October 9, 2007

/s/ David Strucke
David Strucke
President and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit 99.1     Press release issued on October 9, 2007.